UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2023

AMCI ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40282	86-1763050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Steamboat Road

Greenwich, Connecticut 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 625-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	AMCIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50	AMCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Subscription Agreements

As previously announced, on March 8, 2022, AMCI Acquisition Corp. II, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger with AMCI Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AMCI (“Merger Sub”), and LanzaTech NZ, Inc. (“LanzaTech”), a Delaware corporation (the “Merger Agreement”). If the closing conditions in the Merger Agreement are satisfied or waived, then, among other things, upon the terms and subject to the conditions of the Merger Agreement and in accordance with Delaware General Corporation Law, Merger Sub will merge with and into LanzaTech, with LanzaTech surviving the merger as a wholly owned subsidiary of AMCI (the “Merger”). The transactions contemplated by the Merger Agreement are herein referred to as the “Business Combination.”

On February 6, 2023, the Company entered into a subscription agreement and on February 4, 2023, the Company entered into an amendment to an existing subscription agreement (collectively, the “Subscription Agreements”) with certain accredited investors (collectively, the “Third PIPE Investors”), pursuant to which, among other things, the Company agreed to issue and sell, in a private placement to close immediately prior to the closing of the Merger, an aggregate of 500,000 shares of Class A common stock, par value $0.0001 per share, of the Company (the “AMCI Class A Common Stock”) at a purchase price of $10.00 per share (the “Third PIPE Investment”) to the Third PIPE Investors.

The Third PIPE Investment represents the parties’ efforts to raise additional capital in order to satisfy the Minimum Closing Cash Condition (as defined in the Merger Agreement). The Third PIPE Investment is in addition to the 12,500,000 shares of AMCI Class A Common Stock that AMCI agreed to sell, in a private placement to close immediately prior to the closing of the Merger, to certain other accredited investors and qualified institutional buyers as reported on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 8, 2022 (the “First PIPE Investment”) and the additional 5,500,000 shares of AMCI Class A Common Stock that AMCI agreed to sell in a second such private placement as reported on a Current Report on Form 8-K filed with the SEC on October 24, 2022 (the “Second PIPE Investment” and, together with the First PIPE Investment and the Third PIPE Investment, the “PIPE Investment”). The accredited investors and qualified institutional buyers in the PIPE Investment, including the Third PIPE Investors, are collectively referred to herein as the “PIPE Investors.” To date, the PIPE Investors have agreed to purchase shares of AMCI Class A Common Stock for an aggregate purchase price of $185,000,000 in the PIPE Investment.

The foregoing description of the Third PIPE Investment and the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under the caption “Subscription Agreements” in Item 1.01 of this Current Report is incorporated by reference herein. The shares of AMCI Class A Common Stock issuable in connection with the Third PIPE Investment will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 6, 2023, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 16,080,509 (or 85.76%) of the Company’s issued and outstanding shares of common stock held of record as of December 28, 2022, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Company’s stockholders voted to approve and adopt the Merger Agreement and the Business Combination. The combined company following the closing will be renamed “LanzaTech Global, Inc.” (the “New LanzaTech”). The votes cast were as follows:

Votes For	Votes Against	Abstentions
15,302,280	778,029	200

2.	The Company’s stockholders voted to approve the second amended and restated certificate of incorporation of the Company (the “Proposed Charter”), which will replace the Company’s amended and restated certificate of incorporation, dated August 3, 2021 (the “Current Charter”) effective upon the closing of the Business Combination (the “Closing”). The votes cast were as follows:

Votes For	Votes Against	Abstentions
11,220,974 (Class A Common Stock)	1,109,335 (Class A Common Stock)	200 (Class A Common Stock)
3,750,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

3.	The Company’s stockholders voted to approve the reclassification of the Company’s Class A Common Stock and the Company’s Class B common stock, par value $0.0001 per share (“AMCI Class B Common Stock”) into a single class of common stock, par value $0.0001 per share, of New LanzaTech (“New LanzaTech Common Stock”). The votes cast were as follows:

Votes For	Votes Against	Abstentions
11,552,276 (Class A Common Stock)	778,029 (Class A Common Stock)	204 (Class A Common Stock)
3,750,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

4.	The Company’s stockholders voted to approve the increase in the number of authorized shares of New LanzaTech Common Stock from 300,000,000 shares to 400,000,000 shares and the increase in the number of authorized shares of preferred stock of New LanzaTech, par value $0.0001 per share (“New LanzaTech Preferred Stock”), from 1,000,000 shares to 20,000,000 shares. The votes cast were as follows:

Votes For	Votes Against	Abstentions
11,551,751 (Class A Common Stock)	778,239 (Class A Common Stock)	519 (Class A Common Stock)
3,750,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

5.	The Company’s stockholders voted to approve, on a non-binding advisory basis, the following differences between the Proposed Charter and the Current Charter, which were presented separately, in accordance with the requirements of the U.S. Securities and Exchange Commission, as five sub-proposals:

a.	To provide that New LanzaTech will have authorized capital stock of 420,000,000 shares, consisting of 400,000,000 shares of New LanzaTech Common Stock and 20,000,000 shares of New LanzaTech Preferred Stock, as opposed to the Company having authorized capital stock of 301,000,000 shares, consisting of 280,000,000 shares of AMCI Class A Common Stock, 20,000,000 shares of AMCI Class B Common Stock and 1,000,000 shares of preferred stock of the Company. The votes cast were as follows:

Votes For	Votes Against	Abstentions
14,403,067	1,676,733	709

b.	To provide that directors of New LanzaTech may be removed from office only for cause and only with the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock of New LanzaTech. The votes cast were as follows:

Votes For	Votes Against	Abstentions
14,055,458	2,014,249	10,802

c.	To change the stockholder vote required to amend certain provisions of the Proposed Charter. The votes cast were as follows:

Votes For	Votes Against	Abstentions
13,305,434	2,764,086	10,989

d.	To prohibit all stockholders from acting by written consent by specifying that any action required or permitted to be taken by stockholders must be effected by a duly called annual or special meeting and may not be effected by written consent. The votes cast were as follows:

Votes For	Votes Against	Abstentions
14,057,630	2,022,369	510

e.	To provide for certain additional changes, including, among other things, (i) changing New LanzaTech’s corporate name from “AMCI Acquisition Corp. II” to “LanzaTech Global, Inc.” and making New LanzaTech’s corporate existence perpetual and (ii) removing certain provisions related to the Company’s status as a blank check company that will no longer apply upon Closing. The votes cast were as follows:

Votes For	Votes Against	Abstentions
15,301,976	778,029	504

6.	The Company’s stockholders voted to approve, for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of (x) shares of New LanzaTech Common Stock pursuant to the terms of the Merger Agreement and (y) shares of AMCI Class A Common Stock to the PIPE Investors in connection with the PIPE Investment, plus any additional shares pursuant to subscription agreements or other agreements the Company enters into prior to Closing. The votes cast were as follows:

Votes For	Votes Against	Abstentions
15,302,080	778,039	390

7.	The Company’s stockholders voted to approve the LanzaTech 2023 Long-Term Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve, the aggregate number of shares issuable pursuant to incentive stock options (“ISOs”) within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, and the class(es) of employees eligible for ISOs under the Incentive Plan. The votes cast were as follows:

Votes For	Votes Against	Abstentions
14,579,089	1,497,420	4,000

8.	The Company’s stockholders voted to elect seven directors to serve on New LanzaTech’s board of directors. The votes cast were as follows:

Nominee	Votes For	Votes Withheld
Jennifer Holmgren (Class I)	15,298,388	782,121
Nigel Gormly (Class I)	15,298,588	781,921
Nimesh Patel (Class I)	15,298,588	781,921
Barbara Byrne (Class II)	15,298,488	782,021
Gary Rieschel (Class II)	15,298,588	781,921
Jim Messina (Class III)	15,298,588	781,921
Dorri McWhorter (Class III)	15,298,488	782,021

Item 8.01.	Other Events.

The Closing is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement. As of the date of the Special Meeting, certain conditions are not yet satisfied. The Closing is expected to occur once all such conditions are satisfied or waived. Following the consummation of the Business Combination, the common stock of New LanzaTech is expected to trade on the Nasdaq Global Market and the warrants of New LanzaTech are expected to trade on the Nasdaq Capital Market under the new symbols “LNZA” and “LNZAW,” respectively. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of AMCI and LanzaTech. These statements are based on the beliefs and assumptions of the management of AMCI and LanzaTech, respectively. Although AMCI and LanzaTech believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither AMCI nor LanzaTech can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, AMCI’s management and LanzaTech’s management, respectively. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of AMCI and LanzaTech, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can AMCI or LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to AMCI, LanzaTech or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. AMCI and LanzaTech prior to the Business Combination, and the combined company following the Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement between AMCI Acquisition Corp. II and Oxy Low Carbon Ventures, LLC.
10.2	Subscription Agreement between AMCI Acquisition Corp. II and Pescadero Capital, LLC.
99.1	Press Release, dated February 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP. II
Date: February 7, 2023
	By:	/s/ Nimesh Patel
	Name:	Nimesh Patel
	Title:	Chief Executive Officer